                                                                    EXHIBIT 3.1

                            File Number  5712-702-3


                               STATE OF ILLINOIS
                                   OFFICE OF
                             THE SECRETARY OF STATE

                                     [SEAL]


WHEREAS,  ARTICLES OF INCORPORATION OF
                      WINTRUST INVESTMENTS CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.


                IN TESTIMONY WHEREOF, I  hereto set my hand and cause to
                            be affixed the Great Seal of the State of Illinois,
                                at the City of Springfield, this 30TH
                                day of DECEMBER A.D. 1992 and
                                of the Independence of the United States the two hundred and 17TH


                                        GEORGE H. RYAN
[SEAL]                                  ---------------------------------------
                                                  SECRETARY OF STATE

                           ARTICLES OF INCORPORATION


TO: Secretary of State of Illinois

The name and address of the incorporators are as follows:


Name              Number       Street           City        State                             Zip Code
- ------------------------------------------------------------------------------------------------------------------------------------
Edward J. Wehmer, 270 E. Deerpath, Suite A, Lake Forest,  Illinois                              60045
Howard D. Adams,  270 E. Deerpath, Suite A, Lake Forest,  Illinois                              60045




The above-named incorporators, being natural persons of the age of twenty-one years or more, and having subscribed to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Illinois Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:


                                  ARTICLE ONE

The name of the corporation hereby incorporated is:

                        WINTRUST INVESTMENT CORPORATION



                                  ARTICLE TWO

The name and address of the initial registered agent and registered office are:


                 Registered Agent:         John F. Purtill
                 Registered Office:        1515 E. Woodfield Road
                                           Suite 250
                                           Schaumburg, IL 60173
                                           Cook County


                                 ARTICLE THREE

The purposes for which the corporation are organized are:

     (a) To acquire assets of certain companies and to raise capital for the investment in certain companies, and to engage in investments in certain banking entities.

     (b) To purchase, subscribe for or cause to be subscribed for, and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute, deal in or with, or dispose of shares of capital stock, bonds, debentures, voting trust certificates, coupons, mortgages, notes, deeds of trust, securities, obligations, evidences of indebtedness, goodwill, rights, assets and property of any and every kind, or any part thereof, of any other corporation or corporations, association or associations, firm or firms, person or persons; to operate, manage, and control such properties, or any of them, either in the name of such other corporations or in the name of this corporation, and while the owners of any of said shares of capital stock, to exercise all the rights, powers and privileges of ownership of every kind and description, including the right to vote thereon, with power to designate some person or persons for that purpose from time to time.

     (c) To promote, organize, cause to be organized, form, finance, acquire, purchase, own, exchange, sell, dispose of, or otherwise become interested in any corporation, association, partnership, firm or person, to acquire by purchase or otherwise, the goodwill, business, property, rights, franchises and assets of every kind, of any person, firm, association, partnership or corporation, and to acquire any property or business as a going concern or otherwise.

     (d) To promote or to aid in any manner, financially or otherwise, any person, firm, corporation or association of which any shares of stock, bonds, notes, debentures or other securities or evidences of indebtedness are held directly or indirectly by this corporation or in which this corporation is in any way interested; and for this purpose to assume the contracts, dividends, shares, bonds, debentures, notes and other obligations of such other persons, firms, corporations, or associations; and to do any other acts or things designed to protect, preserve, improve, or enhance the value of such shares, bonds, notes, debentures, other securities, evidence of indebtedness, or other property at any time, owned, held, or controlled by this corporation or in which it at any time may be interested.

     (e) To conduct researches, investigations and examinations of businesses and enterprises of every kind and description throughout the world with the aim of securing information and particulars for the investment and employment of capital.

     (f) To undertake and transact all kinds of business relating to the gathering and distribution of financial and investment information and statistics throughout the world.

     (g) To become a partner (either general or limited or both) and to enter into agreements of partnership, with one or more other persons, associates, or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or which may be calculated, directly or indirectly, to promote the interest of this corporation or to enhance the value of its property or business.

     (h) From time to time apply for, purchase, acquire by assignment, transfer or otherwise, exercise, carry out and enjoy any benefit, right, privilege, prerogative or power conferred by, acquired under or granted by any statute, ordinance, order, license, power, authority, franchise, commission, right or privilege which any government of authority or governmental agency or corporation or other public body may be empowered to enact, make, or grant, to pay for, aid in, and contribute toward carrying the same into effect and to appropriate any of this corporation's shares, bonds and/or assets to defray the costs, charges, and expenses hereof.

     (i) To apply for, obtain, register, purchase, lease or otherwise acquire, hold, own, use, sell, assign, grant licenses or territorial rights to response to, or otherwise turn to account or dispose of copyrights, trademarks, trade names, concessions, licenses, patent rights or letters of patent granted by the United States or any other country or government, inventions or processes, subject to royalty or otherwise, whether exclusive, nonexclusive or limited.

     (j) To manufacture, fabricate, assemble, and to take, purchase and otherwise acquire, own, hold use, sell, assign, transfer, exchange, lease and otherwise dispose of, and to invest, trade, deal in and with goods, wares, merchandise and supplies and all other personal property of every character and description.

     (k) To purchase, acquire, own, hold, use, lease (either as Lessor or Lessee) grant, sell, exchange, subdivide, mortgage, convey in trust, manage, improve, construct, operate and generally deal in and with any and all real estate, or buildings, dwelling house, apartment houses, hotel, manufacturing plants and other buildings and any and all other property of every kind or description, real, personal and mixed.

     (l) To borrow or raise monies for any of the purposes of the corporation and, from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, warrants, bonds, debentures, and other negotiable or nonnegotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge, or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

     (m) To loan to any person, firm or corporation any of its surplus funds, either with or without security.

     (n) To purchase, hold, sell and transfer the shares of its own capital stock provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

     (o) To carry on any other business in connection with the foregoing, and to do everything necessary, proper, advisable, incidental or convenient for the accomplishment of any of the purposes or the attainment of the objects or furtherances of any of the powers herein set forth.

     (p) And in connection with the foregoing purposes, to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act; and to do any and all of the acts and things herein set forth as principal, factor, agent, contractor or otherwise, either alone or in syndicates or otherwise in conjunction with any person, entity, syndicate, partnership, association, or corporation, governmental, municipal or public authority, domestic or foreign, to establish and maintain offices and agencies and to exercise all or any of its corporate powers and rights throughout the world.

     (q) The foregoing clauses shall be construed as powers as well as objects and purposes, and the matters expressed in each clause shall, unless herein otherwise expressly provided, be in no wise limited by reference to or inference from the terms of any other clause, but shall be regarded as independent objects, purposes and powers; and the enumeration of specific objects, purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.


                                  ARTICLE FOUR

Paragraph 1: The class and the par value, if any, of each class the corporation is authorized to issue, and the number of shares which are:

                                                    Number of
                                   Par Value         Shares
                     Class         Per Share       Authorized
                   ---------    ----------------  -------------

                   Preferred      No par value       10,000

                   Common         No par value      200,000

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

     (a) In the event of the sale, consolidation, merger or reorganization of the Corporation with any other corporation or corporations, or a sale of substantially all of the assets of the Corporation, all holders of the then Common Stock shares, and all the holders of the then Preferred Stock shares shall share equally, based on their percentage of ownership in the Corporation, in the amount of consideration received from such consolidation, merger, reorganization or sale.

     (b) In the event of any dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, all the holders of the then outstanding Common Stock shares, and all the holders of the then Preferred Stock shares shall share equally, based on their percentage of ownership in the Corporation, in any amount or amounts received as a result of such dissolution, liquidation or winding up of the Corporation.

     (c) Dividends shall be deemed "fully earned" for any fiscal year if the net income of the Corporation is not less than the amount of the dividend, "net income" meaning the Corporation's net income after provision for all local, state, and federal taxes on income as reported to the Corporation by the independent firm of accounts preparing the Corporation's annual financial statements and after provision for present and reasonably anticipated loan repayments, bonding reserves, capital expenditures, and similar principal or capital items as determined solely by the Board of Directors of the Corporation. In the event that the Board of Directors of the Corporation shall declare a dividend, the holders of the then outstanding Preferred Stock shares shall be entitled to share equally, based upon their percentage of ownership in the Corporation, to the total dividends declared by the Corporation, as a result of the declaration of the dividend by the Board of Directors.

     (d) Each Preferred Stock share shall be convertible into 2.335 shares of Common Stock in the Corporation.

     (e) The Common Stock shall not be convertible to any form of shares in the Corporation.

     (f) Holders of Common Stock shall be entitled to one vote for each share of Common Stock owned by such holder in the Corporation, provided however, holders of Common Stock shall not be entitled to cumulative voting rights in the election of Directors of the Corporation, in any and all circumstances. The Preferred Stock shall be non-voting.

     (g) The Preferred and Common shares shall not be subject to redemption unless otherwise agreed to in writing by all the holders of the then outstanding Preferred and Common shares.


                                  ARTICLE FIVE

The number of shares to be issued initially without further report to the Secretary of State, and the consideration to be received by the Corporation therefor are:


                                 Number of Shares
              Par Value          Proposed to             Consideration to
   Class      Per Share           Be Issued              be Received Therefor
   ---------  ------------  ---------------------  --------------------------

   Common     No Par Value           20                     $1,000.00
   Preferred  No Par Value       10,000                   $500,000.00


                                  ARTICLE SIX

The number of directors constituting the initial board of directors of the Corporation is two (2). No Cumulative voting for the election of Directors, or for any other purpose, shall be permitted at any time.


                                 ARTICLE SEVEN

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $ N/A.

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $ N/A.

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the Corporation during the following year will be $ N/A.

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $ N/A.

NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Seven need not be stated. The basis for computation of franchise taxes payable by domestic corporations is set forth in of the Illinois Business Corporation Act.


Dated this 29th day of December, 1992.


Signature of Incorporators:


Edward J. Wehmer                   Howard D. Adams
- ------------------------------     -----------------------------
Edward J. Wehmer                   Howard D. Adams

As the Incorporators, we declare that this document has been examined by us and is, to the best of my knowledge and belief, true, correct and complete.



Mail to:
John F. Purtill
KECK, MAHIN & CATE
1515 E. Woodfield Road
Suite 250
Schaumburg, IL 60173

                            File Number  5712-702-3


                               STATE OF ILLINOIS
                                   OFFICE OF
                             THE SECRETARY OF STATE

                                     [SEAL]

                                                                       94503353

WHEREAS,  ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                      WINTRUST INVESTMENTS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.


                IN TESTIMONY WHEREOF, I  hereto set my hand and cause to
                            be affixed the Great Seal of the State of Illinois,
                                at the City of Springfield, this 27TH
                                day of MAY A.D. 1994 and
                                of the Independence of the United States the two hundred and 18TH


                                        GEORGE H. RYAN
[SEAL]                                  ---------------------------------------
                                                  SECRETARY OF STATE


Form BCA-10.30                               ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                                                  File# 5712-702-3
George H. Ryan                                                                     SUBMIT IN DUPLICATE
Secretary of State                                  FILED
Department of Business Services                                                   This space for use by
Springfield, IL 62756                                                               Secretary of State
Telephone (217)782-1832                          MAY 27 1994                      Date 5-27-94
                                                                                  Franchise Tax    $
                                                GEORGE H. RYAN                    Filing Fee       $ 25.
Remit payment in check or money                SECRETARY OF STATE                 Penalty          $
order, payable to
"Secretary of State."                                                              Approved:


1.        CORPORATE NAME:     WINTRUST INVESTMENTS, INC.
                                                           (Note 1)
2.        MANNER OF ADOPTION AND TEXT OF AMENDMENT:
               The following amendment of the Articles of Incorporation was adopted on March 25, 1994 in the manner indicated below. ("X" one box only)

          / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                           (Note 2)

          /  / By a majority of the board of directors, in accordance with
               Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                           (Note 3)

          / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                           (Note 4)

          / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                           (Note 4)

          / X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                           (Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

                     NORTH SHORE COMMUNITY BANCORP, INC.
- -------------------------------------------------------------------------------
                                  (NEW NAME)

                                                           EXPEDITED
                                                          MAY 27 1994
                                                      SECRETARY OF STATE




                All changes other than name, included on page 2
                                    (over)

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change")

                No Change



4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")


                No Change



    (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")


                No Change



                                            Before Amendment   After Amendment

                        Paid-in Capital     $_______________   $______________

                      (Complete either Item 5 or 6 below)


5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

    Dated      March 25     , 1994         Wintrust Investments, Inc.
          ------------------------         -----------------------------------
                                               (Exact Name of Corporation)

    attested by  HOWARD D. ADAMS           by  EDWARD J. WEHMER
               ------------------------      --------------------------------
              (Signature of Secretary               (Signature of President
               or Assistant Secretary)                  or Vice President)

             Howard D. Adams, Secretary    Edward J. Wehmer, President
             ----------------------------  -------------------------------------
            (Type or Print Name and Title)      (Type or Print Name and Title)


6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

    If amendment is authorized by the directors and there are no officers, then a majority of the directors of such directors as may be designated by the board, must sign below.

    The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.


     Dated __________________________, 19____


     EDWARD J. WEHMER
     ----------------------------------     ---------------------------------

     HOWARD D. ADAMS
     ----------------------------------     ---------------------------------

     ----------------------------------     ---------------------------------

     ----------------------------------     ---------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                (section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:
        (a) to remove the names and addresses of directors named in the articles of incorporation;
        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to section 5.10 is also filed;
        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited" or the abbreviation "corp.", "inc.", "co." or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with section 9.05,

        (f)  to restate the articles of incorporation as currently amended.
                                                               (section 10.15)

NOTE 4: All amendments not adopted under section 10.10 or section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                (section section 7.10 & 10.20)

        The filing fee for articles of amendment - $25.00.
        The filing fee for restated articles - $100.00.

                            File Number  5747-196-4


                               STATE OF ILLINOIS
                                   OFFICE OF
                             THE SECRETARY OF STATE

                                     [SEAL]

                                                                       94503354

WHEREAS,  ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                      NORTH SHORE COMMUNITY BANCORP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.


                IN TESTIMONY WHEREOF, I  hereto set my hand and cause to
                            be affixed the Great Seal of the State of Illinois,
                                at the City of Springfield, this 27TH
                                day of MAY A.D. 1994 and
                                of the Independence of the United States the two hundred and 18TH


                                        GEORGE H. RYAN
[SEAL]                                  ---------------------------------------
                                                  SECRETARY OF STATE


Form BCA-10.30                               ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                                                  File# 5747-196-4
George H. Ryan                                                                     SUBMIT IN DUPLICATE
Secretary of State                                  FILED
Department of Business Services                                                   This space for use by
Springfield, IL 62756                                                               Secretary of State
Telephone (217)782-1832                          MAY 27 1994                      Date 5-27-94
                                                                                  Franchise Tax    $
                                                GEORGE H. RYAN                    Filing Fee       $ 25.
Remit payment in check or money                SECRETARY OF STATE                 Penalty          $
order, payable to
"Secretary of State."                                                              Approved:


1.        CORPORATE NAME:     NORTH SHORE COMMUNITY BANCORP, INC.
                                                           (Note 1)
2.        MANNER OF ADOPTION AND TEXT OF AMENDMENT:
               The following amendment of the Articles of Incorporation was adopted on May 15, 1994 in the manner indicated below. ("X" one box only)

          / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                           (Note 2)

          /  / By a majority of the board of directors, in accordance with
               Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                           (Note 3)

          / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                           (Note 4)

          / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                           (Note 4)

          / X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                           (Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

                             N. S. C. B. II, INC.
- -------------------------------------------------------------------------------
                                  (NEW NAME)

                                                           EXPEDITED
                                                          MAY 27 1994
                                                      SECRETARY OF STATE




                All changes other than name, included on page 2
                                    (over)

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change")

                No Change



4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")


                No Change



    (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")


                No Change



                                            Before Amendment   After Amendment

                        Paid-in Capital     $_______________   $______________

                      (Complete either Item 5 or 6 below)


5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

    Dated      May 15       , 1994         North Shore Community Bancorp, Inc.
          ------------------------         -----------------------------------
                                               (Exact Name of Corporation)

    attested by  LEMUEL TATE, JR.          by  MARGUERITE SAVARD MCKENNA
               ------------------------      --------------------------------
              (Signature of Secretary               (Signature of President
               or Assistant Secretary)                  or Vice President)

             Lemuel Tate, Jr. - Secretary  Marguerite Savard McKenna - President
             ----------------------------  -------------------------------------
            (Type or Print Name and Title)      (Type or Print Name and Title)


6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

    If amendment is authorized by the directors and there are no officers, then a majority of the directors of such directors as may be designated by the board, must sign below.

    The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.


     Dated __________________________, 19____


     __________________________________     _________________________________

     __________________________________     _________________________________

     __________________________________     _________________________________

     __________________________________     _________________________________

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                (section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:
        (a) to remove the names and addresses of directors named in the articles of incorporation;
        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to section 5.10 is also filed;
        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited" or the abbreviation "corp.", "inc.", "co." or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with section 9.05,

        (f)  to restate the articles of incorporation as currently amended.
                                                               (section 10.15)

NOTE 4: All amendments not adopted under section 10.10 or section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                (section section 7.10 & 10.20)

        The filing fee for articles of amendment - $25.00.
        The filing fee for restated articles - $100.00.